                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 30, 2002

                              UNITED RENTALS, INC.
                      UNITED RENTALS (NORTH AMERICA), INC.
             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


          Delaware                       1-14387                06-1522496
      ----------------                ---------------       ------------------

          Delaware                       1-13663                06-1493538
      ----------------                ---------------       ------------------
(State or Other Jurisdiction of   (Commission file Number)    (IRS Employer
         Incorporation)                                      Identification No.)

Five Greenwich Office Park, Greenwich, Connecticut 06830
(Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code (203) 622-3131

Four Greenwich Office Park, Greenwich, Connecticut 06830
(Former Address of Principal Executive Offices)

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Item 9.  Regulation FD Disclosure.

         In remarks prepared for an investor presentation today at the JP Morgan Annual High Yield Conference in Boston, United Rentals, Inc. (the "Company") will announce that:

     1.  It is comfortable with its previously announced projections for 2001.

     2. It is comfortable with 2002 projections of $2.9 billion in revenues, $935 million of EBITDA (defined below) and diluted earnings per share of $1.95.

     3. It is comfortable with 2003 projections of $3.34 billion in revenues, $1.13 billion of EBITDA and diluted earnings per share of $2.80.

     4. The Company used a portion of its free cash flow from operations in 2001 to repay $247 million of indebtedness and synthetic lease obligations.

     5. The Company's revenues from National Account customers during 2001 were $372 million.

         EBITDA is net income (excluding non-operating income and expense and non-recurring charges) plus interest expense, income taxes and depreciation and amortization. We give EBITDA data to provide additional information concerning our ability to meet future debt service obligations and capital expenditure and working capital requirements. However, EBITDA is not a measure of financial performance under generally accepted accounting principles. Accordingly, EBITDA should not be considered an alternative to net income or cash flows as indicators of our operating performance or liquidity.

         The statements contained in paragraphs 1, 2 and 3 above are forward-looking in nature. You should be aware that our business and operations are subject to a variety of risks and uncertainties and, consequently, our actual results may materially differ from those projected in paragraphs 1, 2 and
3. Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) unfavorable economic and industry conditions can reduce demand and prices for our products and services,
(2) governmental funding for highway and other construction projects may not reach expected levels, (3) we may not have access to capital that we may require, and (4) any companies that we acquire could have undiscovered liabilities and may be difficult to integrate. These risks and uncertainties, as well as others, are discussed in greater detail in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and our subsequent Quarterly Reports on Form 10-Q. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of January 2002.


                                           UNITED RENTALS, INC.



                                           By:  Michael J. Nolan
                                                ----------------
                                           Name:   Michael J. Nolan
                                           Title:  Chief Financial Officer

Date: January 30, 2002



                                           UNITED RENTALS (NORTH AMERICA), INC.



                                           By:  Michael J. Nolan
                                                ----------------
                                           Name:   Michael J. Nolan
                                           Title:  Chief Financial Officer

Date: January 30, 2002


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